November 2022 Investor Presentation © 2022 Mission Produce, Inc. The MISSION & TOWER DESIGN® and MISSION PRODUCE™ are trademarks of Mission Produce, Inc. All rights reserved.

Notice to and Undertaking by Recipients This presentation does not purport to be all-inclusive or to contain all of the information that the Recipient may require. The Company expressly disclaims any and all liability relating to or resulting from the use of this presentation. This presentation may not be reproduced, forwarded to any person or published, in whole or in part. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any security. The information contained herein is for informational purposes and may not be relied upon in connection with the purchase or sale of any security. Forward-Looking Statements Statements in this presentation that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as "may", "will", "expect", "intend", "plan", "believe", "seek", "could", "estimate", "judgment", "targeting", "should", "anticipate", "goal" and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: limitations regarding the supply of avocados, either through purchasing or growing; the loss of one or more of our largest customers or a reduction in the level of purchases by customers; doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; fluctuations in market prices of avocados; increasing competition; inherent farming risks; variations in operating results due to the seasonality of the business; general economic conditions; the effects of the COVID-19 pandemic, including resulting economic conditions; inflationary pressures and increases in costs of commodities or other products used in our business; food safety events and recalls of our products; changes to USDA and FDA regulations, U.S. trade policy, and/or tariff and import/export regulations; restrictions due to health and safety laws; significant costs associated with compliance with environmental laws and regulations; acquisitions of other businesses; the ability of our infrastructure to handle our business needs; supply chain optimization failures or disruptions; disruption to the supply of reliable and cost- effective transportation; failure to recruit and retain key personnel and an adequate labor supply and lack of good employee relations; information system security risks, data protection breaches and systems integration issues; changes in privacy and/or information security laws, policies and/or contractual arrangements; material litigation or adverse governmental actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with our indebtedness; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, directors and principal stockholders over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; the Russia/Ukraine conflict; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances. Industry Information Market data and industry information used throughout this presentation are based on management's knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third-party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management's estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. Non-GAAP Financial Measures This presentation contains the non-GAAP financial measures “Adjusted EBITDA” and “Adjusted EBITDA Margin.” Management believes these measures provide useful information for analyzing the underlying business results. These measures are not in accordance with, nor are they a substitute for or superior to, the comparable financial measures by generally accepted accounting principles (“GAAP”). Reconciliations of these non-GAAP financial measures to the most comparable GAAP measures are included in the Appendix to this presentation where possible. The Company is unable to reconcile certain forecasted non-GAAP financial measures used herein, including adjusted EBITDA, without unreasonable efforts because a forecast of certain items, including taxes, interest, stock-based compensation, depreciation and amortization, income (loss) from equity method investees, other income, and other special, non-recurring or one-time items is not practical. Adjusted EBITDA refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, all of which are excluded from the results the CEO reviews uses to assess segment performance and results. Adjusted EBITDA Margin refers to net income (loss), before interest expense, income taxes, depreciation and amortization expense, stock-based compensation expense, other income (expense), and income (loss) from equity method investees, further adjusted by asset impairment and disposals, net of insurance recoveries, farming costs for nonproductive orchards (which represents land lease costs), certain noncash and nonrecurring ERP costs, transaction costs, material legal settlements, and any special, non-recurring, or one-time items such as remeasurements or impairments, and any portion of these items attributable to the noncontrolling interest, as a percentage of net sales. Safe Harbor Statement

• A Global Leader in Avocado Marketing and Distribution • Year-Round Supply • Vertical Integration Mission Produce: At a Glance • Global Distribution Network of 12 Forward Distribution Centers (FDCs) and counting • Large Addressable Market • Economies of Scale 1 A global leader in the worldwide avocado business with nearly four decades of investments in people, technology, and infrastructure

A Long Track Record of Growth $892mm FY 2021 Revenue 19 World-Class Facilities Across 9 Countries (2) ~15% Avocados Sourced from Owned Production (2021) ~11% '11 – ‘21 Avocado Volume CAGR ~9% '11 – ‘21 Revenue CAGR FY 2021 Adj. EBITDA (1) 10% Adj. EBITDA Margin (1) 26.1 mm lugs 9.1 $85mm Source: Management and other publicly available information. (1)Non-GAAP reconciliations located in the appendix. (2) Includes our 4 global sales offices. Note: Fiscal year ended October 31. Revenue reflects Mission Produce only. 1 lug = 25lbs, or 1 box. Revenue ($mm) Volume (mm lbs.) 9% CAGR 11% CAGR 2

Focused Growth Strategy Capitalize on strong growth trends in our core U.S. market by expanding our nationwide distribution network Leverage our global supply chain and distribution capabilities to continue developing international markets Diversify sourcing to enhance our global market-leading position and year-round supply position Continue to vertically integrate our supply chain 3

2021 Per Capita Hass Avocado Consumption (lbs) 18.0 8.6 6.3 3.3 1.4 0.6 Mexico U.S. Canada EU Japan China $14.2B $21.4B 2018A 2026A 8.6 lbs 10.6 lbs 2019A 2023E We Operate In a Large and Growing Market with Supportive Tailwinds Significant Growth Opportunity (2,3) (1) Knowledge Sourcing Intelligence LLP. Avocado Market Size, Share, Opportunities, COVID-19 Impact, And Trends By Type. August 2022. (2) Rabobank. Avocado Consumption to Continue Setting Records. May 2021. (3) Hass Avocado Board. 2021 Consumption Estimates. Import Data Divided by Population. (4) Hass Avocado Board. Avocado Nutrition Facts Chart. (5) Numerator Insights. 12 months ending Sept. 18, 2022. (6) Pew Research Center. A Brief Statistical Portrait of U.S. Hispanics. Supporting Tailwinds Driving Market Growth 1. Health and Wellness: Satisfies the growing interest in healthy eating and nutrient-rich foods, avocados have more than 20 vitamins and minerals, which are essential to a daily diet and associated with heart health, weight health, and skin health.(4) 2. Millennial Consumption: 74% of millennial households purchased avocados vs. 67% of non-millennial households in 2021 (5) 3. Growing Hispanic Population:(6) 93% of Hispanic households purchased avocados in the twelve months ending Sept. 18, 2022. The average annual avocado spend per Hispanic household is 73% higher than for non-Hispanic households (5) Global Hass Avocado Market Size U.S. Avocado Per Capita Consumption 6% CAGR 4.3% 4 2020 7E 21 6E (1) (2) CAGR

Strong Global Distribution Network and Customer Base Top 10 customers represent less than 60% of total revenue in FY 2021 High-quality, global, diverse and long-standing customer relationships Serves retail, wholesale, and foodservice customers in over 25 countries 5

Extensive Infrastructure With State-of-the-Art Facilities 4 packhouses in Peru, California, and Mexico • Proximity of packhouses to our growers deepens the relationships and differentiates us from other buyers 12 FDCs and Ripening Centers Globally • Our FDCs allow us to store and allocate volume efficiently for our customers based on real-time demand • Strategic location of FDCs and ripening centers in key markets promotes prompt responses to customer demands Packhouse Advantages • High-definition grading cameras • State-of-the-art washing, sorting, packing, and bagging Line • Industry-leading post-harvest practices • Plug-Ins for ocean containers We are one of the only players of scale with the infrastructure to meet customer demands and support continued growth 6 Forward Distribution and Ripening Center Advantages • Ability to ripen to customer specification • Ability to store and deliver volume opportunistically as customer demand evolves • Proximity to clients

Our unique distribution scale and capabilities enable us to grow volumes with new and existing customers across multiple channels —The U.S. is our largest market, where our ripening and distribution centers are strategically located in key markets, in close proximity to our highest-volume customers nationwide. —Our unique facility footprint enables us to flex our ripening and storage capacity to fulfill demand during peak periods. — Our cold chain capabilities promote optimal fruit condition and precise levels of ripeness at arrival. —Our newest FDC in Laredo became fully operational in September 2021, increasing our North American capacity by ~40%. Its strategic placement provides greater flexibility to customers and supports periods of heavy volume within Mexico’s seasonality. Calgary 40,000 ft2 Portland 58,000 ft2 Oxnard 230,000 ft2 Denver 42,000 ft2 Dallas 34,000 ft2 Atlanta 70,000 ft2 Chicago 42,000 ft2 Toronto 37,000 ft2 Swedesboro 100,000 ft2 Laredo 261,000 ft2 Our North American Distribution Footprint 7

ü Provide specific grades of fruit and tailored specs with cost and margins in mind ü Offer around-the-clock customer support, localized distribution, and consistent supply to promote customer retention ü Provide ripening expertise to satisfy demand for high-quality, ready-to- eat fruit üProvide ripe, ready-to-eat fruit that is aesthetically pleasing üProvide value-added services, including customized packaging, category insights, and logistical management üOffer year-round availability of fruit via diversified sourcing to satisfy growing consumer demand Key Customer Channels Foodservice Retail 8

Overview of Value-Added Services We provide customers with leading operations and industry insights geared toward driving sales • Ripening to customer specifications • Bagging and custom packaging • Logistics management (especially trucking) • Hands-on training to facilitate proper fruit handling • Merchandising and promotional support • Around-the-clock customer support and availability • Avocado Intel Insights on market trends and consumer behavior Bags designed to meet varying consumer lifestyles Merchandising programs to drive growth Educational materials to promote a positive avocado experience 9

• U.S. avocado consumption has seen significant growth over the past decade • Mission is driving year-round availability in international markets to meet growing demand 3.8 8.6 US - 2010 US - 2021 18.0 8.6 6.3 3.3 1.4 0.6 Mexico US Canada EU Japan S. Korea Significant Growth Opportunity (1) International Avocado Consumption is Poised to Grow 11 10 (1) Hass Avocado Board. 2021 Consumption Estimates. Import Data Divided by Population. (2) Rabobank. Plenty of Avocado Advocates Around the World. May 2022. U.S. Per Capita Consumption in Pounds 2021 Global Per Capita Consumption in Pounds (1,2)

Mission
WORLD'S FINEST
AVOCADOS

Growth Drivers: We are Well-Positioned to Capitalize on International Distribution Opportunities

Mission Produce consistently evaluates opportunities to capitalize on meaningful growth and consumption in international markets.

Europe

- During the past decade, the European (EU – 27+UK) avocado market has grown at an average rate of 12% per year, and the total market is currently estimated at 861,000 metric tons[1] – a clear indicator of the European market's growth potential.
- Mission continues to increase exports from Peru, Guatemala, Colombia, and other regions to fill in supply gaps to meet growing demand with a consistent year-round supply
- We established a state-of-the-art FDC in the United Kingdom (UK), planned to open in 2023, to support new direct retail relationships and expand our UK customer base.

Asia

- Consumption rates are increasing as acceptability and awareness grow. Avocado imports to Asia have increased from ~53,000 tons in 2022 to ~137,000 tons in 2022.[2]
- We own strong and longstanding relationships with key importers and customers in Japan, Korea, and China.
- We continue to maximize and expand on our avocado distribution network in China with our strategic partners. Existing Chinese distribution facilities serve as a platform to meet growing demand in China.

(1) Rabobank. Plenty of Avocado Advocates Around the World. May 2022. (2) FruiTrop. Avocado World Statistics. September-October 2022 – No. 283.

11

Diversified Sourcing and Year-Round Supply



CALIFORNIA
MEXICO
GUATEMALA
COLOMBIA
PERU
CHILE
SOUTH AFRICA

Mexico

Mexico provides a year-round supply and represents approximately 80% of the U.S. market's volume [1]

Primary service to North American markets

Mission owns two packing facilities in Mexico – the Uruapan facility can pack 1.7 million pounds of avocados per day

California

Partnerships with the state's top growers

Mission operates one of the largest avocado packing facilities in North America

Colombia

Colombia can supply avocados year-round with one-week transit time to the U.S.

Provides additional service to the European and Asian markets

Guatemala

Complementary seasonality to Peru services the European and Asian markets

Mission is currently planting acres and working with partners in Guatemala

Peru

Unique growing conditions provide supply to meet strong demand during the summer months, complementing the Mexican off-season

Mission operates one of the world's largest avocado packing facilities

Chile

Partnerships provide high-quality fruit with long-term pricing and stability for customers

South Africa

Partnership with one of the largest growers of avocados in South Africa

Provides service to Europe during Peru's off-season



MISSION PRODUCE • GLOBAL AVOCADO SEASONALITY
JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
CALIFORNIA
DOMINICAN REPUBLIC
MEXICO
CHILE
COLOMBIA
PERU
KENYA
MOROCCO
ISRAEL
SOUTH AFRICA
GUATEMALA

Key sourcing geographies

Mexico · California · Peru · Other

(1) Hass Avocado Board. Volume Data. 2021.

12

International Farming and Vertical Integration: Peru Case Study

We own 100% of our avocado and mango farming operations and packhouse, as well as a controlling interest in our blueberry farming operation.

PERU BY COMMODITY SEASONALITY



JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC
AVOCADOS
MANGOS
BLUEBERRIES

Being vertically integrated enables us to leverage our resources, and employ our workforce, on a year-round basis with complementary commodities, such as mangos and blueberries.

- Operating since 2011
- ~10,000 acres of avocados and mangos
- ~1,000 acres of blueberries



13

We Take a Disciplined Approach Towards Our Long-Term Investments in Vertical Integration

OUR APPROACH

Vertical integration capital planning → Increase year-round supply coverage with complementary growing seasons → EBITDA Margin Accretion

Our vertically integrated investments provide us with long-term differentiated capabilities and unique competitive advantages

Higher Margins	Quality Control
Oversight Into Supply Chain	Enhanced Customer Service
Unique Pricing Capabilities	Diversified Sourcing

We are focused on applying our successful Peru model in other emerging origins, such as Colombia and Guatemala

Mission's Total Global Volume



International Farming
15%
653mm lbs
(26.1mm lugs)
2021A volume (1)

COLOMBIA



- Since 2018
- Owned Area for Development: ~1,500 acres through JV

GUATEMALA



- Since 2020
- Contracted Area for Development: ~1,700 acres

(1) *Inclusive of the 101mm lbs (4.0m lugs) of avocados supplied by the International Farming segment.*

14

Experienced, Values-Based Leaders Who Nurture a Culture of Innovation and Growth Bryan Giles Chief Financial Officer Juan Wiesner Director of Latin American Operations Steve Barnard Founder and Chief Executive Officer Jesus Garcia Director of Mexican Operations • Seasoned industry pioneers and veterans, many of whom have 30+ years of industry experience • On-the-ground support and expertise in key locations • Committed to corporate responsibility and sustainability • Foster an entrepreneurial culture that is focused on innovation and growth Anita Lemos Vice President of Human Resources Joanne Wu General Counsel Our Core Values 15 FUN INNOVATIVE RELIABLE SUCCESSFUL TRUSTWORTHY Tim Bulow President and Chief Operating Officer Fernando Garcia Director of Mexican Operations

Environmental, Social, Governance (ESG) Highlights • Food Waste: In FY 2021, we applied shelf-life extension technology to 34.8 million pounds of avocados to combat food waste • Packaging: We are working to reduce the plastic in our bags by 50% by 2025 – as of FY 2021, we are 34% of the way to reaching this goal • Energy & Emissions: In FY 2021, we decreased trash sent to landfills by 19% and increased recycling by 33% • Water: Mission's precision farming practices enable us to use 40% less water per avocado in California and 40.5% less in Peru compared to the industry average • Food Safety & Quality: In FY 2021, our Peru packhouse received the highest score on an unannounced audit by the British Retail Consortium (BRC), a widely recognized and GFSI-benchmarked food safety scheme • Our People: In May of 2021, we sponsored the produce industry's first- ever Diversity, Equity, and Inclusion initiative through the International Fresh Produce Association For nearly four decades, Mission has invested in providing the finest for its people, product, and planet. Highlights from Our FY 2021 ESG Report 16

The Mission Advantage Key Relationships: Our relationships extend across thousands of avocado growers and regions globally Time and Capital Investments: Capital investment, ripening and logistics expertise, and significant lead time from seed to fruit Economics of Scale: Company-owned ripening, fulfillment, and distribution network Customer Relations and Market Intelligence: Market intelligence data in consumer purchasing behaviors, market trends, and POS Cultivation and Farming Expertise: Our staff is dedicated to progressive and biodiverse farming practices to cultivate strong yields Vertical Integration: Our owned farms and partnerships with key players give us enhanced control over supply and farming practices 17

20 APPENDIX

21 Non-GAAP Reconciliations Adjusted EBITDA and Adjusted EBITDA Margin